                                                                   EXHIBIT 10.6

                           NANOMETRICS INCORPORATED

                              CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement") is made and entered into as of the 24th day of August, 1995 by and between Nanometrics Incorporated, a California corporation ("Nanometrics"), and Kanegi Nagai ("Consultant"). Nanometrics desires to retain Consultant as an independent contractor to perform consulting services for Nanometrics and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

     1.   SERVICES AND COMPENSATION
          -------- --- ------------

          (a) Consultant agrees to perform for Nanometrics the services described in Exhibit A ("Services").

          (b) Nanometrics agrees to pay Consultant the compensation set forth in Exhibit A for the performance of the Services.

     2.   CONFIDENTIALITY
          ---------------

          (a) "Confidential Information" means any Nanometrics proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed by Nanometrics either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

          (b) Consultant will not, during or subsequent to the term of this Agreement, use Nanometrics' Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of Nanometrics or disclose Nanometrics' Confidential Information to any third party, and it is understood that said Confidential Information shall remain the sole property of Nanometrics. Consultant further agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information including, but not limited to, having each employee of Consultant, if any, with access to any Confidential Information, execute a nondisclosure agreement containing provisions in Nanometrics' favor substantially similar to Sections 2, 3 and 5 of this Agreement. Confidential Information does not include information which (1) is known to Consultant at the time of disclosure to Consultant by Nanometrics as evidenced by written records of Consultant, (2) has become publicly known and made generally available through no wrongful act of Consultant, or (3) has been rightfully received by Consultant from a third party who is authorized to make such disclosure. Without Nanometrics' prior written approval, Consultant will not directly or indirectly disclose to anyone the existence of this Agreement or the fact that Consultant has this arrangement with Nanometrics.

          (c) Consultant agrees that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant in confidence, if any, and that Consultant will not bring onto the premises of Nanometrics any unpublished document or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Consultant will indemnify Nanometrics and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys' fees and costs of suit, arising out of or in connection with any violation or claimed violation of a third party's rights resulting in whole or in part from Nanometrics' use of the work product of Consultant under this Agreement.

          (d) Consultant recognizes that Nanometrics has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on Nanometrics' part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that Consultant owes Nanometrics and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for Nanometrics consistent with the Nanometrics' agreement with such third party.

          (e) Upon the termination of this Agreement, or upon Nanometrics' earlier request, Consultant will deliver to Nanometrics all of Nanometrics' property and Confidential Information in tangible form that Consultant may have in Consultant's possession or control.

     3.   OWNERSHIP
          ---------

          (a) Consultant agrees that all copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets (collectively, "Inventions") conceived, made or discovered by Consultant, solely or in collaboration with others, during the period of this Agreement which relate in any manner to the business of Nanometrics that Consultant may be directed to undertake, investigate or experiment with, or which Consultant may become associated with in work, investigation or experimentation in the line of business of Nanometrics in performing the Services hereunder, are the sole property of Nanometrics. In addition, any inventions which constitute copyrightable subject matter shall be considered "works made for hire" as that term is defined in the United States Copyright Act. Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to Nanometrics all such Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto.

          (b) Consultant agrees to assist Nanometrics, or its designee, at Nanometrics' expense, in every proper way to secure Nanometrics' rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to Nanometrics of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which Nanometrics shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to Nanometrics, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant further agrees that Consultant's obligation to execute or cause to be executed, when it is in Consultant's power to do so, any such instrument or papers shall continue after the termination of this Agreement.

          (c) Consultant agrees that if in the course of performing the Services, Consultant incorporates into any Invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by Consultant or in which Consultant has an interest, Nanometrics is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Invention.

          (d) Consultant agrees that if Nanometrics is unable because of Consultant's unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant's signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to Nanometrics above, then Consultant hereby irrevocably designates and appoints Nanometrics and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Consultant.

     4.   REPORTS
          -------

     Consultant agrees that it will from time to time during the term of this Agreement or any extension thereof keep Nanometrics advised as to Consultant's progress in performing the Services hereunder and that Consultant will, as requested by Nanometrics, prepare written reports with respect thereto. It is understood that the time required in the preparation of such written reports shall be considered time devoted to the performance of Consultant's Services.

     5.   CONFLICTING OBLIGATIONS
          -----------------------

          (a) Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting Agreement during the term of this Agreement.

          (b) In view of Consultant's access to Nanometrics' trade secrets and proprietary know-how, Consultant further agrees that Consultant will not, without Nanometrics' prior written consent, design identical or substantially similar designs as those developed under this Agreement for any third party during the term of this Agreement and for a period of twelve (12) months after the termination of this Agreement.

          (c) Consultant agrees not to recruit any Nanometrics employee(s) for Consultant or for any other employer(s) and not to provide information concerning any Nanometrics employee(s) to any other employer or recruiter. This provision shall remain in full force and effect during the term of this Agreement and for a period of twenty-four (24) months after the term of this Agreement.

     6.   TERM AND TERMINATION
          --------------------

          (a) This Agreement will commence on the date first written above and will continue until final completion of the Services or termination as provided below.

          (b) Nanometrics may terminate this Agreement upon giving two (2) weeks prior written notice thereof to Consultant. Any such notice shall be addressed to Consultant at the address shown below or such other address as either party may notify the other of and shall be deemed given upon delivery if personally delivered, or forty-eight (48) hours after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Nanometrics may terminate this Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement.

          (c) Upon such termination all rights and duties of the parties toward each other shall cease except:

              (i) that Nanometrics shall be obliged to pay, within thirty (30) days of the effective date of termination, all amounts owing to Consultant for unpaid Services and related expenses, if any, in accordance with the provisions of Section 1 (Services and Compensation) hereof; and

              (ii) Sections 2 (Confidentiality), 3 (Ownership), 5 (Conflicting Obligations), and 8 (Independent Contractors) shall survive termination of this Agreement.


     7.   ASSIGNMENT
          ----------

     Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of Nanometrics.

     8.   INDEPENDENT CONTRACTOR
          ----------------------

     Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of Nanometrics, but Consultant shall perform the Services hereunder as an independent contractor. Consultant agrees to furnish (or reimburse Nanometrics for: all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance, except as expressly provided on Exhibit A of this Agreement. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement, and Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon. Consultant further agrees to indemnify Nanometrics and hold it harmless to the extent of any obligation imposed on Nanometrics (i) to pay in withholding taxes or similar items or (ii) resulting from Consultant's being determined not to be an independent contractor.

     9.   INDEMNITY.
          ---------

     Consultant hereby waives all claims against Nanometrics for damages to goods, equipment, and all other personal property occurring in the course of performance of consulting activities and for injury to persons in connection with performing consulting activities, from any cause arising at any time, and Consultant will hold Nanometrics exempt and harmless from any damage or injury to any person, or to the goods, equipment, and all other personal property of any person, arising from the performance of consulting activities.

     10.  ARBITRATION AND EQUITABLE RELIEF
          --------------------------------

          (a) Except as provided in Section 10(b) below, Nanometrics and Consultant agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association.

The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction. Nanometrics and Consultant shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its respective counsel fees and expenses.

          (b) Consultant agrees that it would be impossible or inadequate to measure and calculate Nanometrics' damages from any breach of the covenants set forth in Sections 2 or 3 herein. Accordingly, Consultant agrees that if Consultant breaches Sections 2 or 3, Nanometrics will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuances of such injunction and to the ordering of such specific performance.

     11.  GOVERNING LAW
          -------------

          This Agreement shall be governed by the laws of the State of California.

     12.  ENTIRE AGREEMENT
          ----------------

This Agreement is the entire agreement of the parties and supercedes any prior agreements between them with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONSULTANT                    NANOMETRICS INCORPORATED


    /s/ K. Nagai                             /s/ Vincent J. Coates
By: ________________________             By: _________________________
    (Signature)                               (Signature)

       Kanegi Nagai                            Chairman & CEO
Title:_____________________             Title: ______________________

Address: 761 Los Altos Ave.              Address: 310 Deguigne Drive
         Los Altos, CA 94022                      Sunnyvale, CA 94086


Date: 8/24/95                       Date: 8/24/95

                                   EXHIBIT A

                           SERVICES AND COMPENSATION
                           -------------------------

1.   Contact.  Consultant's principal Nanometrics contact:
     -------

          Name:     Vincent J. Coates
                    ------------------------------------------------------------

          Title:    Chairman and CEO
                    ------------------------------------------------------------

2.   Services.  Consultant will render to Nanometrics the following
     --------
     services:

            See attached job description.
            --------------------------------------------------------------------

     This Agreement shall commence on August 24, 1995 and shall remain in force
     ---------------------------------------------------------------------------
     through December 15, 1995 unless terminated earlier in accordance with the
     ---------------------------------------------------------------------------
     provisions of Paragraph 6 of this Agreement.
     ---------------------------------------------------------------------------

3.   Compensation.
     ------------

     (a)   Nanometrics shall pay Consultant on the following basis:
                                                                    -----------
     Four Hundred Dollars ($400.00) per day or portion thereof, plus reasonable
     --------------------------------------------------------------------------
     expenses.
     --------------------------------------------------------------------------

     Consultant's schedule shall be established by Nanometrics' Chairman & CEO
     -------------------------------------------------------------------------
     and generally is expected to average two (2) days per week.
     -------------------------------------------------------------------------

     (b) Consultant shall submit invoices in a form prescribed by Nanometrics and such statement shall be approved by the contact person listed above or by his or her supervisor.

     1 Attachment: Job Description.

                          JOB DESCRIPTIONS (PROPOSAL)
                          ---------------------------


1.   Job Title
     Executive Adviser to Chairman and Chief Executive Officer (CEO).

2.   Reporting line
     Report directly to Chairman and CEO, Mr. Vincent J. Coates.

3.   Job descriptions
     (1) Identify problems currently facing NanoJapan, propose appropriate action plans and implement the plans in accordance with CEO's decision.

     (2) Based on the above decision, search for a qualified Resident Managing Director (RMD). Make interviews with candidates and recommend CEO the most qualified person(s).

     (3) Assist CEO in supervising RMD to ensure that RMD can run NanoJapan successfully in line with the policies set by CEO.

     (4) Review the business and budget plans that NanoJapan submits to CEO and give comments and advices to him. Also, follow closely actual performance in comparison to the approved budget and give recommendation on what kind of actions, if any, should be taken to stay on the budget.

     (5) Negotiate and conclude with Japanese semiconductor equipment manufacturer(s), including Holon Co. Ltd. exclusive distribution and technical service agreements in USA under the terms and conditions most favorable to Nanometrics.

     (6) Give advices and assistances to CEO and other executive officers of the Company with regard to its business operations in South Korea, Taiwan and ASEAN countries.

     (7) Under the direction of CEO, participate in and give advices on important business decision that Nanometrics makes in such areas as marketing, sales, finance, accounting and human resources.

     (8) Take on any other responsibilities according to CEO's instructions to make Nanometrics a better and more profitable company.

     (9) In course of fulfilling the above responsibilities make business trips from time to time to Asia, particularly to Japan to meet key employees of NanoJapan, candidates of its RMD and its customers, suppliers, bankers, CPA and other business partners.

                                    K. Nagai

                          [LETTERHEAD OF NANOMETRICS]


                              AMENDMENT NUMBER 1

                                      TO

                             CONSULTING AGREEMENT

                                    BETWEEN

                           NANOMETRICS INCORPORATED

                                      AND

                               MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the Agreement shall remain in full force and effect throughout April 15, 1996 by amending Exhibit A to the Agreement as follows:

    In Exhibit A of the Agreement, Section 2, replace "December 15, 1995" with "April 15, 1996."

This Amendment Number 1 is effective December 15, 1995.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below.

CONSULTANT                                NANOMETRICS INCORPORATED

KANEGI NAGAI


By:  /s/ K. Nagai                         By: /s/ Vincent J. Coates
   ---------------------------               --------------------------
       (Signature)                                 (Signature)

Address: 761 Los Altos Avenue           Address: 310 De Guigne Drive
         Los Altos, CA  94022                    Sunnyvale, CA  94086


Date: Dec 15, 1995                        Date: Dec 15, 1995
     -------------------------                -------------------------

                          [LETTERHEAD OF NANOMETRICS]

                              AMENDMENT NUMBER 2

                                      TO

                             CONSULTING AGREEMENT

                                    BETWEEN

                           NANOMETRICS INCORPORATED

                                      AND

                               MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the Agreement shall remain in full force and effect throughout August 23, 1996 by amending Exhibit A to the Agreement as follows:

            In Exhibit A of the Agreement, Section 2, replace "December 15, 1995" with "August 23, 1996."

This Amendment Number 2 is effective April 16, 1996.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below.

CONSULTANT                                        NANOMETRICS INCORPORATED
KANEGI NAGAI

By: /s/ Kanegi Nagai                              By: /s/ Vincent J. Coates
    -------------------                               ----------------------
       (Signature)                                          (Signature)
                                                           Vincent J. Coates
                                                           Chairman and CEO

Address: 761 Los Altos Avenue                     Address: 310 De Guigne Drive
         Los Altos, CA 94022                               Sunnyvale, CA 94086

Date: April 11, 1996                              Date: April 9, 1996
      -----------------------                           ----------------------

                          [LETTERHEAD OF NANOMETRICS]

                              AMENDMENT NUMBER 3

                                      TO

                             CONSULTING AGREEMENT

                                    BETWEEN

                           NANOMETRICS INCORPORATED

                                      AND

                               MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the agreement shall remain in full force and effect through November 23, 1996 by amending Exhibit A to the Agreement as follows:

            In Exhibit A of the Agreement, Section 2, replace "December 15, 1995" with "November 31, 1996".

This Amendment Number 3 is effective August 24, 1996.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below.

CONSULTANT                                        NANOMETRICS INCORPORATED
KANEGI NAGAI

By: /s/ Kanegi Nagai                              By: /s/ Vincent J. Coates
    -------------------                               ----------------------
       (Signature)                                          (Signature)
                                                           Vincent J. Coates
                                                           Chairman and CEO

Address: 761 Los Altos Avenue                     Address: 310 De Guigne Drive
         Los Altos, CA 94022                               Sunnyvale, CA 94086

Date: August 26, 1996                             Date: August 26, 1996
      -----------------------                           -----------------------

                          [LETTERHEAD OF NANOMETRICS]

                              AMENDMENT NUMBER 4

                                      TO

                             CONSULTING AGREEMENT

                                    BETWEEN

                           NANOMETRICS INCORPORATED

                                      AND

                               MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the agreement shall remain in full force and effect through March 31, 1997 by amending Exhibit A to the Agreement as follows:

            In Exhibit A of the Agreement, Section 2, replace "December 15, 1995" with "March 31, 1997."

This Amendment Number 4 is effective November 24, 1996.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below.

CONSULTANT                                        NANOMETRICS INCORPORATED
KANEGI NAGAI

By: /s/ Kanegi Nagai                              By: /s/ Vincent J. Coates
    -------------------                               ----------------------
       (Signature)                                          (Signature)
                                                           Vincent J. Coates
                                                           Chairman and CEO
Address: 761 Los Altos Avenue                     Address: 310 De Guigne Drive
         Los Altos, CA 94022                               Sunnyvale, CA 94086

Date: Nov. 25, 1996                               Date: Nov. 15, 1996
      -----------------------                           -----------------------

                          [LETTERHEAD OF NANOMETRICS]

                              AMENDMENT NUMBER 5

                                      TO

                             CONSULTING AGREEMENT

                                    BETWEEN

                           NANOMETRICS INCORPORATED

                                      AND

                               MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to reduce the Consultant's regular weekly schedule and to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the Agreement shall remain in full force and effect through August 24, 1997 by amending Exhibit A to the Agreement as follows:

Section 2: Replace "December 15, 1995" with "August 24, 1997."

Section 3: Replace "two (2) days" with "one (1) day."

Section 3: Add the following sentence;

However, Nanometrics' Chairman and CEO, may increase the number of consulting days in the event of such occurrences as special projects and travel to Japan.

This Amendment Number 5 is effective April 1, 1997.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below.

CONSULTANT                                        NANOMETRICS INCORPORATED
KANEGI NAGAI

By: /s/ Kanegi Nagai                              By: /s/ Vincent J. Coates
    -------------------                               ----------------------
       (Signature)                                          (Signature)
                                                           Vincent J. Coates
                                                           Chairman and CEO
Address: 761 Los Altos Avenue                     Address: 310 De Guigne Drive
         Los Altos, CA 94022                               Sunnyvale, CA 94086

Date:  April 7, 1997                              Date:  April 7, 1997
      -----------------------                           -----------------------

                               AMENDMENT NUMBER 6

                                       TO

                              CONSULTING AGREEMENT
                                    BETWEEN
                            NANOMETRICS INCORPORATED
                                      AND
                                MR. KANEGI NAGAI

NANOMETRICS INCORPORATED ("NANOMETRICS") and Mr. Kanegi Nagai ("Consultant") hereby agree to extend the term of the Consulting Agreement (the "Agreement") between the parties entered into as of August 24, 1995 such that the Amendment shall remain in full force and effect through December 31, 1997 by amending Exhibit A to the Agreement as follows:

Section 2:  Replace "December 15, 1995) with "December 31, 1997."

Section 3: The modification to Section 3 contained in Amendment Number 5 shall remain in full force and effect.

This Amendment Number 6 is effective August 25, 1997.

IN WITNESS WHEREOF, the parties hereunto have affixed their signatures below


CONSULTANT                          NANOMETRICS INCORPORATED
KANEGI NAGAI


    /s/ Kanegi Nagai                      /s/ Vincent J. Coates
By:_______________________           By: ________________________
    Signature                             Signature
                                     Vincent J. Coates
                                     Chairman and CEO
Address: 761 Los Altos Avenue        Address:  310 De Guigne Drive
         Los Altos, CA 94022                   Sunnyvale, CA 94086

Date: September 15, 1997             Date: September 15, 1997